UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2008

STEINWAY MUSICAL INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11911	35-1910745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 305, Waltham, Massachusetts 02453

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(781) 894-9770

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On April 3, 2008, the Board of Directors of Steinway Musical Instruments, Inc. (the “Company”), based on its Audit Committee’s recommendation, dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accountants  and approved the engagement of UHY LLP (“UHY”) to serve as the Company’s independent registered public accountants for the fiscal year 2008, subject to shareholder approval.  On April 7, 2008 the Company issued a press release announcing the change in its independent registered public accountants.

D&T’s reports on the Company’s financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006 and through the date of dismissal of D&T, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to D&T’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided D&T with a copy of the disclosures in the preceding two paragraphs and requested in writing that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures.  D&T provided a letter, dated April 8, 2008 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the years ended December 31, 2007 and 2006 and through the date of the Audit Committee’s decision, the Company did not consult UHY with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 8, 2008 acknowledging and agreeing with Item 4.01 disclosure.
99.1	Press release dated April 7, 2008 by Steinway Musical Instruments, Inc. regarding change in independent registered public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 8, 2008	STEINWAY MUSICAL INSTRUMENTS, INC.

	By:	/s/ Dana D. Messina

	Name:	Dana D. Messina
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated April 8, 2008 acknowledging and agreeing with Item 4.01 disclosure.
99.1	Press release dated April 7, 2008 by Steinway Musical Instruments, Inc. regarding change in independent registered public accountants.